Exhibit 10.1

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

AMENDMENT NO. 2

Dated as of September 28, 2006

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of September 28, 2006 (this “Amendment”), among Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership (the “Borrower”), the Required Lenders (as defined in the Credit Agreement referred to below), and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”) for the Lender Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the Borrower, the General Partner (as defined in the Credit Agreement), the Subsidiary Guarantors (as defined in the Credit Agreement), the Lender Parties party thereto and the Agents (as defined in the Credit Agreement) have entered into that certain Credit Agreement dated as of May 20, 2005 (as amended by Amendment No. 1 thereto dated as of December 21, 2005 and by this Amendment and as such agreement may be further amended from time to time, the “Credit Agreement”; capitalized terms used herein but not defined being used herein as defined in the Credit Agreement);

WHEREAS, the Borrower, the Administrative Agent and each of the Lenders party hereto have agreed to further amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Credit Agreement Related to the New Jersey State Government Shut Down; Definitional Amendments.

(a) The definition of “EBITDA” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

“EBITDA” means, at any date of determination, the sum, determined on a Consolidated basis (without duplication), of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) any restructuring charges related to the Plan of Reorganization and consummation of the Plan of Reorganization, (g) any fees, expenses or charges for the account of the General Partner and its Subsidiaries related to or arising from the restructuring of the General Partner and its Subsidiaries and Affiliates in connection with the Cases and the consummation of the Plan of Reorganization, including, without limitation, all fees, expenses or charges incurred or reimbursed by the General Partner and its Subsidiaries and Affiliates (including those of (i) the General Partner and its Subsidiaries and Affiliates, (ii) the informal committees of holders of the public Debt of the General Partner and its Subsidiaries and Affiliates, (iii) the committee appointed to represent the interests of equity holders in the Cases, (iv) DLJ Merchant Banking Partners III, L.P., (v) the indenture trustees for the outstanding bonds of the General Partner and its Subsidiaries and Affiliates, (vi) any witnesses retained by the General Partner and its Subsidiaries and Affiliates in the Cases and (vii) the respective legal and financial advisors of the parties set forth in the foregoing clauses (i) to (vi)), to the extent incurred in connection with the planning, negotiation, structuring or implementation of the Plan of Reorganization, and to the extent incurred prior to the petition date of the Cases, during the pendency of the Cases or after the effective date of the Cases, (h) without duplication, any other non-cash charges, including any write off or write downs, reducing net income for such period (excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period), (i) non-recurring or extraordinary items, in each case of the General Partner and its Subsidiaries, determined in accordance with GAAP for the most recently completed Measurement Period and (j) for each Measurement Period containing the fiscal quarter ended September 30, 2006, the amount of $8,000,000 (relating to the shutdown of casino operations by the State of New Jersey in July 2006); provided that, for purposes of determining compliance with the financial covenants set forth in Section 5.04, EBITDA for each of the three fiscal quarters ending September 30, 2004, December 31, 2004 and March 31, 2005 shall be as set forth on Schedule III hereto; provided further that for purposes of determining EBITDA for any period, references to Subsidiaries of the General Partner contained in the foregoing definition shall mean Subsidiaries of the General Partner other than Unrestricted Subsidiaries.

(b) The definitions of “First Lien Leverage Ratio” and “Leverage Ratio” contained in Section 1.01 are each hereby amended by deleting the words “unrestricted and” following the word “less” in each such definition.

SECTION 2. Amendment to the Credit Agreement Related to the Extension of the Term C Facility.

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) By deleting the definition of “Additional New Term B-1 Advance” in its entirety and replacing it with the following:

“‘Additional New Term B-1 Advance’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(ii) By deleting the definition of “Additional New Term B-1 Borrowing” in its entirety and replacing it with the following:

“‘Additional New Term B-1 Borrowing’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(iii) By deleting the definition of “Additional New Term B-1 Commitment” in its entirety and replacing it with the following:

“‘Additional New Term B-1 Commitment’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(iv) By deleting the definition of “Additional New Term B-1 Lender” in its entirety and replacing it with the following:

“‘Additional New Term B-1 Lender’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(v) By deleting the definition of “Additional New Term B-2 Commitment” in its entirety and replacing it with the following:

“‘Additional New Term B-2 Commitment’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(vi) By deleting the definition of “Additional New Term B-2 Lender” in its entirety and replacing it with the following:

“‘Additional New Term B-2 Lender’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(vii) By deleting the definition of “Commitment” in its entirety and replacing it with the following:

“‘Commitment’ means a Term C Commitment, a Revolving Credit Commitment or a Letter of Credit Commitment.”;

(viii) By deleting the definition of “New Term B Advance” in its entirety and replacing it with the following:

“‘New Term B Advance’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(ix) By deleting the definition of “New Term B-1 Advance” in its entirety and replacing it with the following:

“‘New Term B-1 Advance’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(x) By deleting the definition of “New Term B Lender” in its entirety and replacing it with the following definition in its place:

“‘New Term B Lender’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(xi) By deleting the definition of “New Term B-1 Lender” in its entirety and replacing it with the following definition in its place:

“‘New Term B-1 Lender’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(xii) By deleting the definition of “New Term B-2 Lender” in its entirety and replacing it with the following definition in its place:

“‘New Term B-2 Lender’ has the meaning specified in Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.”;

(xiii) By deleting the definition of “New Term B-2 Availability Termination Date” in its entirety and inserting the following definition in proper alphabetical order:

“Term C-2 Availability Termination Date” has the meaning specified in Section 2.01(b)(i).”

(xiv) By deleting the definition of “New Term B Commitment” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C Commitment’ means a Term C-1 Commitment or a Term C-2 Commitment.”

(xv) By deleting the definition of “New Term B-1 Commitment” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C-1 Commitment’ means, with respect to any Term C-1 Lender at any time, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s ‘Term C-1 Commitment’ (inclusive of such Term C-1 Lender’s Additional Term C-1 Commitment), as such amount may be reduced at or prior to such time pursuant to Section 2.05.”;

(xvi) By deleting the definition of “New Term B-2 Commitment” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C-2 Commitment’ means, with respect to any Term C-2 Lender at any time, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s ‘Term C-2 Commitment’ (inclusive of such Term C-2 Lender’s Additional Term C-2 Commitment), as such amount may be reduced at or prior to such time pursuant to Section 2.05.”;

(xvii) By deleting the definition of “New Term B Facility” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C Facility’ means the Term C-1 Facility or the Term C-2 Facility.”;

(xviii) By deleting the definition of “New Term B-1 Facility” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C-1 Facility’ means, at any time, the aggregate amount of the Term C Lenders’ Term C-1 Commitments at such time.”;

(xix) By deleting the definition of “New Term B-2 Facility” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C-2 Facility’ means, at any time, the aggregate amount of the Term C Lenders’ Term C-2 Commitments at such time.”;

(xx) By deleting the definition of “New Term B Note” in its entirety and inserting the following definition in proper alphabetical order:

“‘Term C Note’ means a promissory note of the Borrower payable to the order of any Term C Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term C Advances made by such Lender, as amended.”;

(xxi) By deleting the definition of “Unused New Term B-2 Commitment” in its entirety and inserting the following definition in its place:

‘“Unused Term C-2 Commitment” means, with respect to any Term C-2 Lender at any time, (a) such Lender’s Term C-2 Commitment at such time minus (b) the sum of the aggregate principal amount of all Term C-2 Advances made by such Lender (in its capacity as a Lender) and outstanding at such time.”

(xxii) By inserting the following new definitions therein in the appropriate alphabetical order:

“Additional Term C-1 Advance” has the meaning set forth in Section 2.01(a)(ii).

“Additional Term C-1 Borrowing” means a borrowing consisting of simultaneous Additional Term C-1 Advances of the same Type made by the Additional Term C-1 Lenders.

“Additional Term C-1 Commitment” means, with respect to an Additional Term C-1 Lender, the commitment of such Lender to make Additional Term C-1 Advances on the Amendment No. 2 Effective Date, in the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s ‘Additional Term C-1 Commitment’. The aggregate amount of the Additional Term C-1 Commitments shall equal the outstanding principal amount of New Term B-1 Advances of New Term B-1 Lenders that do not execute and deliver Amendment No. 2 on or prior to the Amendment No. 2 Effective Date.

“Additional Term C-1 Lender” means a Person with an Additional Term C-1 Commitment to make Additional Term C-1 Advances to the Borrower on the Amendment No. 2 Effective Date, it being understood that an Additional Term C-1 Lender may be a New Term B Lender.

“Additional Term C-2 Commitment” means, with respect to an Additional Term C-2 Lender, the commitment of such Lender to make Additional Term C-2 Advances on the Amendment No. 2 Effective Date, in the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s ‘Additional Term C-2 Commitment’.

“Additional Term C-2 Lender” means a Person with an Additional Term C-2 Commitment to make Additional Term C-2 Advances to the Borrower, it being understood that an Additional Term C-2 Lender may be a New Term B Lender.

“Amendment No. 2” means Amendment No. 2 to this Credit Agreement dated as of September 28, 2006, among the Borrower, the Administrative Agent and the Required Lenders signatory thereto.

“Amendment No. 2 Effective Date” has the meaning specified in Section 3 of Amendment No. 2.

“Term C Advance” means a Term C-1 Advance or a Term C-2 Advance.

“Term C-1 Advance” has the meaning set forth in Section 2.01(a)(i).

“Term C-2 Advance” has the meaning set forth in Section 2.01(b)(i).

“Term C Lender” means a Term C-1 Lender or a Term C-2 Lender.

“Term C-1 Lender” means, collectively, (a) each Term C-1 Lender that executes and delivers Amendment No. 2 on or prior to the Amendment No. 2 Effective Date and (b) each Additional Term C-1 Lender.

“Term B-2 Lender” means any Lender that has a Term C-2 Commitment.

“Term C-2 Commitment Fee Rate” means, until the Term C-2 Availability Termination Date, 2.00% per annum.”

(b) Section 2.01(a) is hereby deleted in its entirety and replaced by the following:

“(a) The Term C-1 Advances. (i) Exchange. Subject to the terms and conditions hereof, (A) each New Term B-1 Lender with a Term C-1 Commitment severally agrees to exchange its New Term B-1 Advances for a like principal amount of advances (each, together with each of the advances made pursuant to Section 2.01(a)(i)(B), a “Term C-1 Advance”) to the Borrower in an amount not to exceed such Lender’s Term C-1 Commitment on the Amendment No. 2 Effective Date, and from and after the Amendment No. 2 Effective Date, each such New Term B-1 Advance shall be deemed refinanced in full and each such Term C-1 Advance shall be deemed made hereunder and (B) each Additional New Term B-1 Lender with a Term C-1 Commitment severally agrees to exchange its Additional New Term B-1 Advances for a like principal amount of advances to the Borrower in an amount not to exceed such Lender’s Term C-1 Commitment on the Amendment No. 2 Effective Date, and from and after the Amendment No. 2 Effective Date, each such Additional New Term B-1 Advance shall be deemed refinanced in full and each such Term C-1 Advance shall be deemed made hereunder.

(ii) The Additional Term C-1 Advances. Each Additional Term C-1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each an “Additional New Term C-1 Advance”) to the Borrower on the date that Section 2 of Amendment No. 2 becomes effective in accordance with the terms thereof, in an amount equal to such Lender’s Additional Term C-1 Commitment at such time. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed.

(iii) Interest. On the Amendment No. 2 Effective Date, the Borrower shall pay all accrued and unpaid interest in respect of the New Term B-1 Advances to the New Term B-1 Lenders; provided, however, that the Interest Periods in effect on the Amendment No. 2 Effective Date in respect of the New Term B-1 Advances that have been exchanged for Term C-1 Advances in accordance with clause (i) above shall continue in respect of such Term C-1 Advances on and after the Amendment No. 2 Effective Date, and Term C Advances shall accrue interest at the Applicable Margin in effect on and after the Amendment No. 2 Effective Date.”

(c) Section 2.01(b) is hereby deleted in its entirety and replaced by the following:

“(b) The Term C-2 Advances. (i) The Term C-2 Advances. Each Term C-2 Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Term C-2 Advance”) to the Borrower during the period from the Effective Date until the date that is twenty-four months following the Effective Date (the “Term C-2 Availability Termination Date”) in an amount not to exceed such Lender’s Unused Term C-2 Commitment at such time. The Term C-2 Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $500,000 in excess thereof (or the remaining Unused Term C-2 Commitments, if less) and shall consist of Term C-2 Advances made simultaneously by the Term C-2 Lenders ratably according to their Term C-2 Commitments. Amounts borrowed under this Section 2.01(b)(i) and repaid or prepaid may not be reborrowed.

(ii) Fees. On the Amendment No. 2 Effective Date, the Borrower shall pay all accrued and unpaid fees under Section 2.08(b) owing to the New Term B-2 Lenders and the Additional New Term B-2 Lenders.”

(d) Section 2.08(b) is hereby amended by replacing the words “at the Term B-2 Commitment Fee Rate” contained therein with the words “at the Term C-2 Commitment Fee Rate”

(e) Section 2.14 of the Credit Agreement is hereby amended by adding a new subsection (d) to the end thereof to read as follows:

“and (d) the Additional Term C-1 Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to repay Obligations owing to those New Term B-1 Lenders and Additional New Term B-1 Lenders that are not exchanging their New Term B-1 Advances or Additional New Term B-1 Advances for Term C-1 Advances pursuant to Section 2.01(a)(i).”

(f) Section 9.07(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of (A) the Revolving Credit Facility and/or (B) the Term C-1 Facility and the Term C-2 Facility,”

(g) Paragraph 1 of Exhibit C to the Credit Agreement is hereby amended by adding the following parenthetical immediately prior to the period at the end of the first sentence thereof:

“(it being understood that each such assignment in respect of the Term C Facility shall be of a uniform, and not a varying, percentage of all of the Assignor’s rights and obligations under and in respect of the Term C-1 Facility and the Term C-2 Facility)”

(h) Upon the Amendment No. 2 Effective Date, the Term C Advances shall have the same terms, rights and obligations as the Term B Advances as set forth in the Loan Documents, except as modified by Section 1 of this Amendment, and all references to “Term B”, “Term B-1”, “Term B-2”, “Term B-2 Advances”, “Term B-2 Commitment”, “Term B-2 Facility”, “Term B-2 Note”, “Term B-2 Lenders” and “Term B-2 Borrowings” in the Loan Documents shall be deemed to be references to “Term C”, Term C-1”, “Term C-2”, “Term C Advances”, “Term C Commitment”, “Term C Facility”, “Term C Note”, “Term C Lenders” and “Term C Borrowings”, respectively.

SECTION 3. Conditions to Effectiveness. (a) This Amendment (other than Section 2 hereof) shall become effective as of the first date set forth above (the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrower, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment;

(ii) Payment of Fees and Expenses. (A) The Borrower shall have paid to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before September 28, 2006, a fee equal to 0.10% of the aggregate principal amount of (1) the outstanding Revolving Credit Commitment of each such Lender and (2) the consent of each such Lender to convert its outstanding New Term B-1 Advance and New Term B-2 Commitment into a Term C-1 Advance and Term C-2 Commitment, respectively, in each case as of the date of this Amendment, and (B) the Borrower shall have paid all fees and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced; and

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(b) Section 2 of this Amendment shall become effective as of the Amendment No. 2 Effective Date when each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (a) each Term C Lender and (b) each New Term B-1 Lender, or in lieu of one or more New Term B-1 Lenders, one or more Additional Term C-1 Lenders providing Additional Term C-1 Commitments in an amount sufficient to refinance all of the principal of the New Term B-1 Advances owed to such non-consenting New Term B-1 Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment;

(ii) Notice of Borrowing. The Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement prior to the Amendment No. 2 Effective Date with respect to the borrowing of the Additional Term C-2 Advances on the Amendment No. 2 Effective Date, except that the three Business Day notice requirement is hereby waived;

(iii) Payment of Fees and Expenses. The Borrower shall have paid to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before September 28, 2006, a fee equal to 0.10% of the aggregate principal amount of the Revolving Credit Commitment, Term C-1 Advance and Term C-2 Commitment of each such Lender to be outstanding immediately after giving effect to this Amendment, such fee not to be in addition to the fee payable to any such Lender pursuant to Section 3(a)(ii)(A) hereof;

(iv) Evidence of Debt. Each Additional Term C-1 Lender shall have received, if requested, a Note payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit A-1 to the Credit Agreement, as modified by this Amendment, evidencing the Additional Term C-1 Advances; and

(v) Interest, Fees, Etc. Simultaneously with the making of the Term C-1 Advances, (A) the Borrower shall have paid to all the New Term B-1 Lenders all accrued and unpaid interest in respect of the New Term B-1 Advances to the Amendment No. 2 Effective Date plus any cost or expense required to be paid pursuant to Section 9.04(c) of the Credit Agreement and (B) the Borrower shall have paid all accrued and unpaid fees under Section 2.08(b) owing to the New Term B-2 Lenders.

SECTION 4. Confirmation of Representations and Warranties. The Borrower hereby represents and warrants, on and as of the date hereof, that (a) the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date, and (b) no event has occurred and is continuing that constitutes a Default.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not (i) except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, (ii) obligate or require any Lender to execute or deliver any further amendment to, or waiver of any right under, the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., as Borrower

By:	Trump Entertainment Resorts, Inc., its
general partner

By:
Name:	John P. Burke
Title:	Executive Vice President and
Corporate Treasurer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By
Name:
Title:

[NAME OF LENDER], as Lender

By
Name:
Title:

EXHIBIT A TO AMENDMENT NO. 2

CONSENT

Reference is made to the Credit Agreement, dated as of May 20, 2005, among Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership (the “Borrower”), the General Partner (as defined therein), the Subsidiary Guarantors (as defined therein), the Lender Parties party thereto and the Agents (as defined therein) (as amended by Amendment No. 1 thereto, dated as of December 21, 2005, further amended by Amendment No. 2 thereto dated as of September 28, 2006, and as such agreement may be further amended from time to time, the “Credit Agreement”; capitalized terms used herein but not defined being used herein as defined in the Credit Agreement).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 2 to the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 2 to the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively.

TRUMP ENTERTAINMENT RESORTS, INC., as a Guarantor under the Credit Agreement

By:
Name:	John P. Burke
Title:	Executive Vice President and Corporate Treasurer

TCI 2 HOLDINGS, LLC, as a Subsidiary Guarantor under the Credit Agreement

By:	Trump Entertainment Resorts Holdings, Inc., its sole member

By:
Name:	John P. Burke
Title:	Executive Vice President and Corporate Secretary

TRUMP INDIANA REALTY, LLC;
TRUMP MARINA ASSOCIATES, LLC;
TRUMP PLAZA ASSOCIATES, LLC;
TRUMP TAJ MAHAL ASSOCIATES, LLC;
TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC; each as a Subsidiary Guarantor under the Credit Agreement
By:	Trump Entertainment Resorts Holdings, L.P., their sole member
By:	Trump Entertainment Resorts, Inc., its general partner

By:
Name:	John P. Burke
Title:	Executive Vice President and Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC., as a Subsidiary Guarantor under the Credit Agreement

By:
Name:	John P. Burke
Title:	Corporate Treasurer